FORM T-1
                 ==============================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               ------------------

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                               ------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)
                               ------------------

                     UNITED STATES TRUST COMPANY OF NEW YORK
               (Exact name of trustee as specified in its charter)


             New York                                          13-3818954
  (Jurisdiction of incorporation                            (I.R.S. employer
   if not a U.S. national bank)                            identification No.)

       114 West 47th Street                                    10036-1532
           New York, NY                                        (Zip Code)
       (Address of principal
        executive offices)

                               ------------------
                                Terex Corporation
               (Exact name of obligor as specified in its charter)

                   Delaware                               34-1531521
       (State or other jurisdiction of                 (I.R.S. employer
        incorporation or organization)                identification No.)

             500 Post Road East
                Westport CT                                  06880
 (Address of principal executive offices)                  (Zip Code)

                               Terex Cranes, Inc.

               (Exact name of obligor as specified in its charter)

                    Delaware                               06-1423889
        (State or other jurisdiction of                 (I.R.S. employer
         incorporation or organization)                identification No.)

            c/o Terex Corporation
              500 Post Road East
                 Westport CT                                  06880
  (Address of principal executive offices)                  (Zip Code)

                                PPM Cranes, Inc.
               (Exact name of obligor as specified in its charter)

                   Delaware                               39-1611683
        (State or other jurisdiction of                 (I.R.S. employer
         incorporation or organization)                identification No.)

Atlantic Center for Business and Industry
              Highway 501 East
                 Conway, SC                                   29526
  (Address of principal executive offices)                  (Zip Code)


                              Koehring Cranes, Inc.
               (Exact name of obligor as specified in its charter)

                   Delaware                                06-1423888
       (State or other jurisdiction of                  (I.R.S. employer
        incorporation or organization)                 identification No.)

           106 12th Street S.E.
                 Waverly, Iowa                                50677
 (Address of principal executive offices)                   (Zip Code)


                              Terex-Telelect, Inc.
               (Exact name of obligor as specified in its charter)

                   Delaware                                41-1603748
       (State or other jurisdiction of                  (I.R.S. employer
        incorporation or organization)                 identification No.)

           600 Oakwood Road
                Watertown, SD                                 57201
 (Address of principal executive offices)                  (Zip Code)



                              Terex-Ro Corporation
               (Exact name of obligor as specified in its charter)

                   Kansas                                  44-0565380
      (State or other jurisdiction of                   (I.R.S. employer
       incorporation or organization)                  identification No.)
          550 Old Highway 56
               Olathe, Kansas                                 66061
(Address of principal executive offices)                   (Zip Code)





                               Terex Aerials, Inc.
               (Exact name of obligor as specified in its charter)

                  Wisconsin                                39-1028686
      (State or other jurisdiction of                   (I.R.S. employer
       incorporation or organization)                  identification No.)

        10600 W. Brown Deer Road
               Milwaukee, WI                                  53224
(Address of principal executive offices)                    (Zip Code)


                          Terex Mining Equipment, Inc.
               (Exact name of obligor as specified in its charter)

                   Delaware                                06-1503634
       (State or other jurisdiction of                  (I.R.S. employer
        incorporation or organization)                 identification No.)

           c/o Terex Corporation
             500 Post Road East
                Westport CT                                   06880
 (Address of principal executive offices)                   (Zip Code)


                         O & K Orenstein & Koppel, Inc.
               (Exact name of obligor as specified in its charter)

                   Delaware                                58-2084520
       (State or other jurisdiction of                  (I.R.S. employer
        incorporation or organization)                 identification No.)

        5400 South 49th West Avenue
                  Tulsa, OK                                   74107
 (Address of principal executive offices)                   (Zip Code)


                                 Payhauler Corp.
               (Exact name of obligor as specified in its charter)

                   Illinois                                36-3195008
       (State or other jurisdiction of                  (I.R.S. employer
        incorporation or organization)                 identification No.)

        5400 South 49th West Avenue
                  Tulsa, OK                                   74107
 (Address of principal executive offices)                   (Zip Code)




                         The American Crane Corporation
               (Exact name of obligor as specified in its charter)

               North Carolina                              56-1570091
      (State or other jurisdiction of                   (I.R.S. employer
       incorporation or organization)                  identification No.)

       202 Raleigh Street
        Wilmington, NC                                        28412
(Address of principal executive offices)                    (Zip Code)


                             Amida Industries, Inc.
               (Exact name of obligor as specified in its charter)

               South Carolina                              57-0531930
      (State or other jurisdiction of                   (I.R.S. employer
       incorporation or organization)                  identification No.)

       590 Huey Road
        Rock Hill, SC                                         29730
(Address of principal executive offices)                   (Zip Code)


















               8 7/8% Series D Senior Subordinated Notes due 2008
                       (Title of the indenture securities)
                 ==============================================

                                     GENERAL


1.   General Information

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Federal Reserve Bank of New York (2nd District), New York, New York
              (Board of Governors of the Federal Reserve System)
          Federal Deposit Insurance Corporation, Washington, DC
          New York State Banking Department, Albany, New York

     (b   Whether it is authorized to exercise corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.

2.   Affiliations with the Obligor

     If the obligor is an affiliate of the trustee, describe each such affiliation.

             None

Items 3., 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15:

     The Obligor currently is not in default under any of its outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not required under General Instruction B.


16.  List of Exhibits

 T-1.1    --   Organization  Certificate,  as amended, issued by the State of
               New York  Banking  Department  to  transact  business  as a Trust
               Company,  is  incorporated  by reference to Exhibit T-1.1 to Form
               T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust
               Indenture Reform Act of 1990 (Registration No. 33-97056).

T-1.2     --   Included in Exhibit T-1.1 of this Statement of Eligibility.

T-1.3     --   Included in Exhibit T-1.1 of this Statement of Eligibility.

16.  List of Exhibits
     (cont'd)

T-1.4     --   The By-Laws of United  States  Trust  Company of New York,  as
               amended,  is  incorporated  by reference to Exhibit T-1.4 to Form
               T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust
               Indenture Reform Act of 1990 (Registration No. 33-97056).

T-1.6      --  The consent of the trustee  required by Section  321(b) of the
               Trust  Indenture Act of 1939,  as amended by the Trust  Indenture
               Reform Act of 1990.

T-1.7      --  A copy  of the  latest  report  of  condition  of the  trustee pursuant to law or the requirements of its supervising or examining authority.

NOTE

As of June 1, 1999, the trustee had 2,999,020 shares of Common Stock outstanding, all of which are owned by its parent company, U.S. Trust
Corporation. The term "trustee" in Item 2., refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

In answering Item 2. in this statement of eligibility as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

                               ------------------

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 2nd day of June, 1999

UNITED STATES TRUST COMPANY
         OF NEW YORK, Trustee

By:      /s/ John Guiliano
         John Guiliano
         Vice President

                                                                   Exhibit T-1.6

        The consent of the trustee required by Section 321(b) of the Act.

                     United States Trust Company of New York
                              114 West 47th Street
                               New York, NY 10036


January 7, 1997



Securities and Exchange Commission
450 5th Street, NW
Washington, DC  20549

Gentlemen:

Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.




Very truly yours,


UNITED STATES TRUST COMPANY
         OF NEW YORK


         /s/Gerard F. Ganey
By:      Gerard F. Ganey
         Senior Vice President

                                                                  EXHIBIT T-1.7
                     UNITED STATES TRUST COMPANY OF NEW YORK
                       CONSOLIDATED STATEMENT OF CONDITION
                                 MARCH 31, 1999
                                ($ IN THOUSANDS)

ASSETS
Cash and Due from Banks                                $      139,755

Short-Term Investments                                         85,326

Securities, Available for Sale                                528,160

Loans                                                       2,081,103
Less:  Allowance for Credit Losses                             17,114
                                                            ----------
      Net Loans                                             2,063,989
Premises and Equipment                                         57,765
Other Assets                                                  125,780
                                                            ----------
      Total Assets                                         $3,000,775
                                                            ==========

LIABILITIES
Deposits:
      Non-Interest Bearing                               $    623,046
      Interest Bearing                                      1,875,364
                                                           ----------
         Total Deposits                                     2,498,410

Short-Term Credit Facilities                                  184,281
Accounts Payable and Accrued Liabilities                      126,652
                                                           ----------
      Total Liabilities                                    $2,809,343
                                                           ==========

STOCKHOLDER'S EQUITY
Common Stock   14,995
Capital Surplus                                                53,041
Retained Earnings                                             121,759
Unrealized Gains on Securities
     Available for Sale (Net of Taxes)                          1,637
                                                           ----------

Total Stockholder's Equity                                    191,432
    Total Liabilities and                                  ----------
     Stockholder's Equity                                  $3,000,775
                                                           ==========

I, Richard E. Brinkmann, Managing Director & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the appropriate regulatory authority and is true to the best of my knowledge and belief.

Richard E. Brinkmann, Managing Director & Controller

May 18, 1999